[USAA(R) logo appears here.]




                                 USAA SCIENCE &
                                         TECHNOLOGY Fund





                                         [Image appears here.]






                               Semiannual Report

--------------------------------------------------------------------------------
January 31, 2002

Table of CONTENTS
--------------------------------------------------------------------------------


      USAA FAMILY OF FUNDS                                             2

      MESSAGE FROM THE PRESIDENT                                       4

      INVESTMENT OVERVIEW                                              6

      MANAGER'S COMMENTARY ON THE FUND                                 9

      PORTFOLIO HIGHLIGHTS                                            12

      FINANCIAL INFORMATION

         Portfolio of Investments                                     13

         Notes to Portfolio of Investments                            18

         Statement of Assets and Liabilities                          20

         Statement of Operations                                      21

         Statements of Changes in Net Assets                          22

         Notes to Financial Statements                                23

2

USAA
--------------------------------------------------------------------------------
                                Family of FUNDS


For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

--------------------------------------------------------------------------------
          EQUITY                     MONEY MARKET                    INDEX
--------------------------------------------------------------------------------
    Aggressive Growth*               Money Market          Extended Market Index

     Capital Growth             Tax Exempt Money Market     Global Titans Index

    Emerging Markets          Treasury Money Market Trust     Nasdaq-100 Index

   First Start Growth             State Money Market           S&P 500 Index

        Growth                --------------------------------------------------
                                     TAXABLE BOND            ASSET ALLOCATION
     Growth & Income          --------------------------------------------------

      Income Stock                    GNMA Trust            Balanced Strategy

     International             High-Yield Opportunities    Cornerstone Strategy

Precious Metals and Minerals            Income           Growth and Tax Strategy

   Science & Technology         Intermediate-Term Bond       Growth Strategy*

     Small Cap Stock               Short-Term Bond           Income Strategy*

          Value               ---------------------------
                                    TAX-EXEMPT BOND
      World Growth            ---------------------------

                                      Long-Term

                                  Intermediate-Term

                                      Short-Term

                                  State Bond/Income     *CLOSED TO NEW INVESTORS
--------------------------------------------------------------------------------

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE. - AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND. - CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY. - THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES. - FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. - SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDeRAL ALTERNATIVE MINIMUM TAX. - 'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(R)', 'NASDAQ-100 INDEX(R)', AND 'NASDAQ(R)' ARE TRADEMARKS OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS 50 INDEX(SM)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADEMARK OR SERVICE MARK OWNERS, AND NEITHER THE TRADEMARK OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THAT THEY ATTEMPT TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

IMPORTANT
--------------------------------------------------------------------------------
                                  INFORMATION


               Your annual and semiannual report mailings are streamlined as part of our ongoing efforts to reduce expenses and respond to shareholder requests. We develop mailing lists using criteria such as address, member number, and surname to send one report to each household instead of sending one report to each registered owner. This practice is designed to reduce duplicate copies for many shareholders and their families and save paper and postage costs to the Fund. If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to receive one report per registered account owner, you may request this in writing to:




               USAA INVESTMENT MANAGEMENT COMPANY

               Attn: Report Mail

               9800 Fredericksburg Road

               San Antonio, TX  78284-8916

               or phone a mutual fund representative at

               1-800-531-8448 during business hours



               THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA SCIENCE & TECHNOLOGY FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.



               USAA with the eagle is registered in the U.S. Patent & Trademark Office.
               (C)2002, USAA. All rights reserved.

4

MESSAGE
--------------------------------------------------------------------------------
                               from the PRESIDENT


[Photograph of the President and
Vice Chairman of the Board,
Christopher W. Claus, appears here.]                    "
                                            THE MORE THINGS CHANGE,

                                          THE MORE THEY STAY THE SAME.
                                                        "

--------------------------------------------------------------------------------

               And when it comes to the financial market, this popular saying is 100% correct. During the heady days of the 1990s, pundits declared that the U.S. economy was "recession-proof," that the market was so broad and diversified it could withstand slow-downs in particular sectors. The boom-and-bust cycle, they said, was a thing of the past.

               They were mistaken. If we've learned anything from the current market correction, it's that market cycles are a fact of life. We can use fiscal and monetary policy to affect their duration, but eventually one market cycle ends and another begins. The market will always be cyclical--just as tigers will always have stripes.

               This truth presents us with a challenge. During the bull market of the 1990s, investors became accustomed to returns of 20% or better. Because they could count on the market to help them put money away for the future, Americans saved less--only about 1% of their disposable income. Instead, they bought more goods and services, spending between 96% and 99% of their

....CONTINUED
--------------------------------------------------------------------------------


               disposable income. Now we are in a new market cycle, one in which investors have seen the performance of their portfolios drop. Over time, the market is likely to gravitate back to its historical rate of return of about 8% to 10%. But so far, our consumption and saving rates have remained unchanged.

               What does this mean?

               It means that we will not be able to meet our long-term goals by investment returns alone. We must save more and consume less. We should also protect ourselves against extremes in the market by using an asset allocation plan that includes a range of investments. Most of all, we must remain patient and let our plan--as well as our money--work for us.

               On behalf of the entire team at USAA Investments, I would like to thank you for trusting us to help you determine and plan your investment goals. We stand ready to assist you, and will continue to work hard on your behalf.


               Sincerely,

               \s\ Christopher W. Claus

               Christopher W. Claus
               President and Vice Chairman of the Board






               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

6

INVESTMENT
--------------------------------------------------------------------------------
                                    OVERVIEW


USAA SCIENCE & TECHNOLOGY FUND


OBJECTIVE
--------------------------------------------------------------------------------

               Long-term capital appreciation.


TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

               Normally at least 80% of the Fund's assets will be invested in equity securities of companies expected to benefit from the development and use of scientific and technological advances and improvements.


--------------------------------------------------------------------------------
                                        1/31/02               7/31/01
--------------------------------------------------------------------------------
   Net Assets                         $340.4 Million        $368.8 Million
   Net Asset Value Per Share               $9.63                $10.73


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/02
--------------------------------------------------------------------------------
  7/31/01 to 1/31/02*           1 YEAR               SINCE INCEPTION ON 8/1/97
       -10.25%                  -43.88%                       -0.51%


* TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THIS SIX-MONTH RETURN IS CUMULATIVE.


               TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

....CONTINUED
--------------------------------------------------------------------------------


                  CUMULATIVE PERFORMANCE COMPARISON
                  ---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Science & Technology Fund, the S&P 500 Index, the Lipper Science & Technology Funds Average, and the Lipper Science & Technology Funds Index for the period of 08/01/1997 through 01/31/2002. The data points from the graph are as follows:


             USAA SCIENCE &     S&P 500     LIPPER SCIENCE &   LIPPER SCIENCE &
             TECHNOLOGY FUND     INDEX      TECH FUNDS AVG.    TECH FUNDS INDEX
             ---------------    -------     ----------------   ----------------

08/01/97        $10,000         $10,000          $10,000            $10,000
01/31/98          9,450          10,356            9,464              9,022
07/31/98         11,170          11,931           11,078             10,315
01/31/99         14,360          13,723           16,273             14,713
07/31/99         15,180          14,341           18,331             16,583
01/31/00         19,191          15,142           31,380             27,573
07/31/00         21,363          15,627           31,577             28,746
01/31/01         17,415          15,005           23,671             21,399
07/31/01         10,890          13,388           15,323             13,922
01/31/02          9,773          12,584           13,980             12,461


          DATA SINCE INCEPTION ON 8/1/97 THROUGH 1/31/02.


See the following page for benchmark definitions.



NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

8

....CONTINUED
--------------------------------------------------------------------------------
                                    OVERVIEW


               The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Science & Technology Fund to the following benchmarks:

               - The S&P 500 Index, an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not pos sible to invest in the S&P 500 Index.

               - The Lipper Science & Technology Funds Average, an average performance level of all science and technology funds, reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.

               - The Lipper Science & Technology Funds Index, which tracks the total return performance of the 30 largest funds in the Lipper Science & Technology Funds category.

MANAGER'S
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


[Photograph of the Portfolio Manager,
Curt Rohrman, CFA, appears here.]
                                                Curt Rohrman, CFA


--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM IN THE PERIOD?

                  The USAA Science & Technology Fund had a total return of -10.25%, slightly better than the -10.50% return of the Lipper Science & Technology Funds Index. It's important when comparing the Fund to this benchmark to note that most funds in the category invest almost entirely in information technology holdings. Our Fund invests a substantial portion of assets in health care in an effort to smooth out volatility. Technology and health care have similar performance over longer time periods but have a strong tendency not to move in tandem.


WHAT FACTORS CONTRIBUTED TO AND DETRACTED FROM PERFORMANCE?

                  On a relative basis, our health care holdings helped, but not to the extent we would have hoped in a down period in the



                  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                  REFER TO PAGE 8 FOR THE LIPPER SCIENCE & TECHNOLOGY FUNDS INDEX DEFINITION.

10

....CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


                  market. The large pharmaceutical companies in particular had a rough period in light of downward earnings projections and short-term problems in product pipelines. Within technology, our large-cap holdings did well, with Cisco Systems, Intel, and Dell Computer all supporting relative performance. We were hurt by communications stocks such as JDS Uniphase and QUALCOMM, as well as by biotechnology stocks.


ARE YOU CONCERNED ABOUT VALUATIONS IN THE TECHNOLOGY SECTOR?

                  Valuations are clearly important, but we think people are misreading the big percentage bounce we had off the September lows. We're now back to about where we were before September 11, 2001, and stocks look expensive because earnings are still depressed. Technology is a cyclical sector, and we have to look ahead to what we hope will be a big bounce in earnings with the recovery. Things are clearly improving, and we remain confident that it is through technology that companies are going to be more efficient and better serve their customers. Companies have cut back and deferred purchases of technology, but this deferral can't go on forever. We think we're close to the tipping point.









                  YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 13-17.

....CONTINUED
--------------------------------------------------------------------------------


WHAT FACTORS SHOULD LEAD TO A PERIOD OF TECHNOLOGY'S LEADING THE MARKET?

                  The personal computer upgrade cycle is still coming, supported by the introduction of Windows XP and Pentium 4. We also think that wireless changes everything. As the Internet goes wireless we'll eat up what is now excess bandwidth pretty quickly. We're investing in companies that will benefit from the wireless Internet, remaining convinced that our Fund offers the potential to profit from inevitable advances in technology and health care.

                  We thank you, our shareholders, for your support and patience.

12

PORTFOLIO
--------------------------------------------------------------------------------
                                   HIGHLIGHTS

------------------------------------------
             TOP 10 HOLDINGS
            (% of Net Assets)
------------------------------------------

   Dell Computer Corp.             4.2%

   Intel Corp.                     4.2%

   Cisco Systems, Inc.             4.0%

   Microsoft Corp.                 4.0%

   Texas Instruments, Inc.         3.4%

   Micron Technology, Inc.         3.3%

   Pfizer, Inc.                    3.1%

   Applied Materials, Inc.         2.9%

   Johnson & Johnson, Inc.         2.8%

   First Data Corp.                2.5%

------------------------------------------
                                 -----------------------------------------------
                                                TOP 10 INDUSTRIES
                                                (% of Net Assets)
                                 -----------------------------------------------
                                    Semiconductors                      23.5%

                                    Pharmaceuticals                     12.8%

                                    Computer Hardware                    9.2%

                                    Systems Software                     7.8%

                                    Semiconductor Equipment              7.6%

                                    Networking Equipment                 6.3%

                                    Biotechnology                        5.2%

                                    Telecommunication Equipment          5.0%

                                    Application Software                 3.4%

                                    Electronic Equipment & Instruments   3.1%

                                 -----------------------------------------------



YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 13-17.

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS


USAA SCIENCE & TECHNOLOGY FUND
JANUARY 31, 2002 (UNAUDITED)

                                                                          MARKET
       NUMBER                                                              VALUE
    OF SHARES   SECURITY                                                   (000)
--------------------------------------------------------------------------------
                COMMON STOCKS AND WARRANTS (100.0%)

                Alternative Carriers (0.4%)
      475,000   Level 3 Communications, Inc.*                           $  1,425
--------------------------------------------------------------------------------

                APPLICATION SOFTWARE (3.4%)
      174,600   Agile Software Corp.*                                      2,547
      144,000   BEA Systems, Inc.*                                         2,611
       58,000   Electronic Arts, Inc.*                                     3,078
       51,000   Mercury Interactive Corp.*                                 1,943
      159,000   Nuance Communications, Inc.*                               1,255
--------------------------------------------------------------------------------
                                                                          11,434
--------------------------------------------------------------------------------

                BIOTECHNOLOGY (5.2%)
       50,000   Affymetrix, Inc.*                                          1,408
       42,000   Amgen, Inc.*                                               2,331
       60,000   Cell Therapeutics, Inc.*                                   1,303
      110,000   Diversa Corp.*                                             1,320
       36,000   Genentech, Inc.*                                           1,780
       53,000   Human Genome Sciences, Inc.*                               1,491
       16,000   IDEC Pharmaceuticals Corp.*                                  951
       45,000   iShares Nasdaq Biotech Index*b                             3,524
      100,000   Medarex, Inc.*                                             1,481
       47,000   MedImmune, Inc.*                                           1,991
--------------------------------------------------------------------------------
                                                                          17,580
--------------------------------------------------------------------------------

                COMPUTER HARDWARE (9.2%)
      160,000   Apple Computer, Inc.*                                      3,955
      516,000   Dell Computer Corp.*                                      14,185
    1,150,000   Handspring, Inc.*                                          6,521
       15,000   IBM Corp.                                                  1,618
      564,000   Palm, Inc.*                                                2,109
      125,000   Technology Select Sector Spider*c                          2,968
--------------------------------------------------------------------------------
                                                                          31,356
--------------------------------------------------------------------------------

                DATA PROCESSING SERVICES (2.5%)
      102,000   First Data Corp.                                           8,438
--------------------------------------------------------------------------------

14

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)

USAA SCIENCE & TECHNOLOGY FUND
JANUARY 31, 2002 (UNAUDITED)

                                                                          MARKET
       NUMBER                                                              VALUE
    OF SHARES   SECURITY                                                   (000)
--------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES (0.7%)
      810,000   SoundView Technology Group, Inc.*                       $  2,487
--------------------------------------------------------------------------------

                ELECTRONIC EQUIPMENT & INSTRUMENTS (3.1%)
       82,600   AVX Corp.                                                  1,640
      114,000   Celestica, Inc.*                                           4,811
       21,000   Coherent, Inc.*                                              659
      104,000   Veeco Instruments, Inc.*                                   3,613
--------------------------------------------------------------------------------
                                                                          10,723
--------------------------------------------------------------------------------

                HEALTH CARE DISTRIBUTORS & SERVICES (0.6%)
       30,000   Cardinal Health, Inc.                                      1,977
--------------------------------------------------------------------------------

                HEALTH CARE EQUIPMENT (2.7%)
       30,000   Applied Biosystems Group-Applera Corp.                       670
      116,000   Medtronic, Inc.                                            5,715
       20,000   Stryker Corp.                                              1,175
       50,000   Zoll Medical Corp.*                                        1,803
--------------------------------------------------------------------------------
                                                                           9,363
--------------------------------------------------------------------------------

                HEALTH CARE FACILITIES (0.6%)
       60,000   LifePoint Hospitals, Inc.*                                 2,093
--------------------------------------------------------------------------------

                HEAVY ELECTRICAL EQUIPMENT (0.3%)
      150,000   Proton Energy Systems, Inc.*                               1,071
--------------------------------------------------------------------------------

                INFORMATION TECHNOLOGY CONSULTING & SERVICES (1.9%)
       30,000   Affiliated Computer Services, Inc. "A"*                    2,869
      120,000   SunGard Data Systems, Inc.*                                3,599
--------------------------------------------------------------------------------
                                                                           6,468
--------------------------------------------------------------------------------

                INTEGRATED TELECOMMUNICATION SERVICES (1.0%)
      230,000   Allegiance Telecom, Inc.*                                  1,371
      215,000   WorldCom, Inc.-WorldCom Group*                             2,161
--------------------------------------------------------------------------------
                                                                           3,532
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)

USAA SCIENCE & TECHNOLOGY FUND
JANUARY 31, 2002 (UNAUDITED)

                                                                          MARKET
       NUMBER                                                              VALUE
    OF SHARES   SECURITY                                                   (000)
--------------------------------------------------------------------------------
                INTERNET RETAIL (0.9%)
       50,000   eBay, Inc.*                                             $  2,951
--------------------------------------------------------------------------------

                INTERNET SOFTWARE & SERVICES (1.7%)
       66,000   Check Point Software Technologies Ltd.*                    2,409
      140,000   webMethods, Inc.*                                          3,304
--------------------------------------------------------------------------------
                                                                           5,713
--------------------------------------------------------------------------------

                MANAGED HEALTH CARE (0.3%)
       15,000   UnitedHealth Group, Inc.                                   1,115
--------------------------------------------------------------------------------

                MOVIES & ENTERTAINMENT (1.0%)
      125,000   AOL Time Warner, Inc.*                                     3,289
--------------------------------------------------------------------------------

                NETWORKING EQUIPMENT (6.3%)
      687,000   Cisco Systems, Inc.*                                      13,603
      110,000   Juniper Networks, Inc.*                                    1,685
      555,000   ONI Systems Corp.*                                         3,147
      546,000   Tellium, Inc.*                                             2,959
--------------------------------------------------------------------------------
                                                                          21,394
--------------------------------------------------------------------------------

                OIL & GAS DRILLING (0.6%)
       70,000   Transocean Sedco Forex, Inc.                               2,145
--------------------------------------------------------------------------------

                PHARMACEUTICALS (12.8%)
       55,000   Abbott Laboratories                                        3,174
       15,000   Allergan, Inc.                                             1,001
       40,000   American Home Products Corp.                               2,586
      100,000   Bristol-Myers Squibb Co.                                   4,537
       35,000   Eli Lilly & Co.                                            2,629
      168,000   Johnson & Johnson, Inc.                                    9,662
      129,000   Merck & Co., Inc.                                          7,634
      250,000   Pfizer, Inc.                                              10,417
       45,000   Pharmacia Corp.                                            1,823
--------------------------------------------------------------------------------
                                                                          43,463
--------------------------------------------------------------------------------

16

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)

USAA SCIENCE & TECHNOLOGY FUND
JANUARY 31, 2002 (UNAUDITED)

                                                                          MARKET
       NUMBER                                                              VALUE
    OF SHARES   SECURITY                                                   (000)
--------------------------------------------------------------------------------
                PUBLISHING & PRINTING (0.4%)
       71,000   Gemstar-TV Guide International, Inc.*                   $  1,292
--------------------------------------------------------------------------------

                SEMICONDUCTOR EQUIPMENT (7.6%)
      115,000   Amkor Technology, Inc.*                                    2,074
      226,000   Applied Materials, Inc.*                                   9,865
       62,500   KLA-Tencor Corp.*                                          3,580
       80,000   Kulicke & Soffa Industries, Inc.*                          1,316
       60,000   Photronics, Inc.*                                          2,087
      230,000   Teradyne, Inc.*                                            6,868
--------------------------------------------------------------------------------
                                                                          25,790
--------------------------------------------------------------------------------

                SEMICONDUCTORS (23.5%)
      155,000   Analog Devices, Inc.*                                      6,789
      325,000   Applied Micro Circuits Corp.*                              3,305
      366,000   Atmel Corp.*                                               2,818
      175,000   Cypress Semiconductor Corp.*                               3,808
      410,000   Intel Corp.                                               14,366
      109,000   Intersil Corp. "A"*                                        3,240
      180,000   Linear Technology Corp.                                    7,447
      335,000   Micron Technology, Inc.*                                  11,306
      162,000   Silicon Laboratories, Inc.*                                4,990
    4,100,000   Taiwan Semiconductor, Warrants*a,d                        10,297
      376,000   Texas Instruments, Inc.                                   11,735
--------------------------------------------------------------------------------
                                                                          80,101
--------------------------------------------------------------------------------

                SYSTEMS SOFTWARE (7.8%)
      213,000   Microsoft Corp.*                                          13,570
      142,000   Network Associates, Inc.*                                  4,259
      212,000   Oracle Corp.*                                              3,659
      120,000   VERITAS Software Corp.*                                    5,106
--------------------------------------------------------------------------------
                                                                          26,594
--------------------------------------------------------------------------------

                TELECOMMUNICATION EQUIPMENT (5.0%)
      100,000   CIENA Corp.*                                               1,270
      250,000   Clarent Corp.*                                               163
       98,000   Comverse Technology, Inc.*                                 2,094

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)

USAA SCIENCE & TECHNOLOGY FUND
JANUARY 31, 2002 (UNAUDITED)

                                                                          MARKET
       NUMBER                                                              VALUE
    OF SHARES   SECURITY                                                   (000)
--------------------------------------------------------------------------------
      735,000   JDS Uniphase Corp.*                                     $  5,145
      145,000   Nokia Corp. ADR "A"                                        3,400
      110,000   QUALCOMM, Inc.*                                            4,845
--------------------------------------------------------------------------------
                                                                          16,917
--------------------------------------------------------------------------------

                WIRELESS TELECOMMUNICATION SERVICES (0.5%)
      100,000   Sprint Corp. - PCS Group*                                  1,638
--------------------------------------------------------------------------------

                TOTAL INVESTMENTS (COST: $377,441)                      $340,349
================================================================================

18

NOTES
--------------------------------------------------------------------------------
                          to Portfolio of INVESTMENTS


USAA SCIENCE & TECHNOLOGY FUND
JANUARY 31, 2002 (UNAUDITED)


GENERAL NOTES
--------------------------------------------------------------------------------

          Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

          The percentages shown represent the percentages of the investments to net assets.

          ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.


SPECIFIC NOTES
--------------------------------------------------------------------------------

          (a) Security is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A and as such is generally deemed by the Manager to be liquid under guidelines established by the Board of Directors.

          (b) iShares Nasdaq Biotech Index Fund is an exchange-traded fund registered in the United States and traded on the American Stock Exchange. The Fund's objective seeks investment results that correspond to the performance of the Nasdaq Biotechnology Index. The Fund will concentrate its investments in companies primarily engaged in using biomedical research for the discovery or development of new treatments or cures for human disease.

NOTES
--------------------------------------------------------------------------------
                          to Portfolio of INVESTMENTS
                          (continued)

USAA SCIENCE & TECHNOLOGY FUND
JANUARY 31, 2002 (UNAUDITED)


          (c) Technology Select Sector Spider Fund is an exchange-traded fund registered in the United States and traded on the American Stock Exchange. The Fund's objective is to provide investment results that, before expenses, correspond to the performance of the Technology Select Sector Index. The index includes companies that develop products for defense manufacturers, microcomputer components, telecommunication equipment, and integrated computer circuits.

          (d) The warrants are an unsecured obligation of the issuer Merrill Lynch International to pay the holder a U.S. dollar amount that represents the local-currency-denominated market value of the Taiwan Semiconductor common stock local shares. Warrants may be exercised at any time at no cost and expire one year from issuance. Warrants may be rolled over prior to expiration at no cost. The amount received upon exercise or maturity is not fixed but is based on the price of the Taiwan Semiconductor common stock local shares. The warrants are not registered under the Securities Act of 1933. The warrants may only be sold to or exercised through the issuer.

          * Non-income-producing security.



          SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

20

STATEMENT
--------------------------------------------------------------------------------
                           of ASSETS and LIABILITIES
                           (in thousands)

USAA SCIENCE & TECHNOLOGY FUND
JANUARY 31, 2002 (UNAUDITED)


ASSETS

   Investments in securities, at market value (identified cost of $377,441)     $340,349
   Cash                                                                              206
   Collateral for securities loaned, at market value*                             19,281
   Receivables:
      Capital shares sold                                                            136
      Dividends                                                                       32
      Securities sold                                                              1,573
      Other                                                                            9
                                                                                --------
         Total assets                                                            361,586
                                                                                --------
LIABILITIES

   Payable upon return of securities loaned                                       19,281
   Securities purchased                                                            1,428
   Capital shares redeemed                                                           116
   USAA Investment Management Company                                                212
   USAA Transfer Agency Company                                                      173
   Accounts payable and accrued expenses                                               1
                                                                                --------
      Total liabilities                                                           21,211
                                                                                --------
         Net assets applicable to capital shares outstanding                    $340,375
                                                                                ========
REPRESENTED BY:

   Paid-in capital                                                              $526,952
   Accumulated undistributed net investment loss                                  (2,442)
   Accumulated net realized loss on investments                                 (147,043)
   Net unrealized depreciation of investments                                    (37,092)
                                                                                --------
         Net assets applicable to capital shares outstanding                    $340,375
                                                                                ========
  *Including securities on loan of:                                             $ 18,425
                                                                                ========
   Capital shares outstanding                                                     35,352
                                                                                ========
   Authorized shares of $.01 par value                                           105,000
                                                                                ========
   Net asset value, redemption price, and offering price per share              $   9.63
                                                                                ========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
--------------------------------------------------------------------------------
                                 of OPERATIONS
                                 (in thousands)

USAA SCIENCE & TECHNOLOGY FUND
SIX-MONTH PERIOD ENDED JANUARY 31, 2002 (UNAUDITED)


NET INVESTMENT LOSS

   Income
      Dividends                                                        $    346
      Interest                                                               13
      Fee from securities loaned, net                                        13
                                                                       --------
         Total income                                                       372
                                                                       --------
   Expenses:
      Management fees                                                     1,232
      Administrative and servicing fees                                     247
      Transfer agent's fees                                               1,031
      Custodian's fees                                                       49
      Postage                                                               128
      Shareholder reporting fees                                             59
      Directors' fees                                                         2
      Registration fees                                                      21
      Professional fees                                                      17
      Other                                                                  29
                                                                       --------
         Total expenses                                                   2,815
      Expenses paid indirectly                                               (1)
                                                                       --------
         Net expenses                                                     2,814
                                                                       --------
            Net investment loss                                          (2,442)
                                                                       --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

   Net realized loss                                                    (54,841)
   Change in net unrealized appreciation/depreciation                    19,907
                                                                       --------
         Net realized and unrealized loss                               (34,934)
                                                                       --------
Decrease in net assets resulting from operations                       $(37,376)
                                                                       ========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

22

STATEMENTS
--------------------------------------------------------------------------------
                            of Changes in NET ASSETS
                            (in thousands)

USAA SCIENCE & TECHNOLOGY FUND
SIX-MONTH PERIOD ENDED JANUARY 31, 2002 (UNAUDITED),
AND YEAR ENDED JULY 31, 2001



                                                      1/31/2002       7/31/2001
                                                     --------------------------
FROM OPERATIONS

   Net investment loss                                 $ (2,442)      $  (5,371)
   Net realized loss on investments                     (54,841)        (81,462)
   Change in net unrealized appreciation/depreciation
      of investments                                     19,907        (253,414)
                                                       ------------------------
      Decrease in net assets resulting
         from operations                                (37,376)       (340,247)
                                                       ------------------------
FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                             38,993         190,170
   Cost of shares redeemed                              (30,074)       (105,619)
                                                       ------------------------
      Increase in net assets from
         capital share transactions                       8,919          84,551
                                                       ------------------------
Net decrease in net assets                              (28,457)       (255,696)

NET ASSETS

   Beginning of period                                  368,832         624,528
                                                       ------------------------
   End of period                                       $340,375       $ 368,832
                                                       ========================
Accumulated undistributed net investment loss:
   End of period                                       $ (2,442)      $       -
                                                       ========================
CHANGE IN SHARES OUTSTANDING

   Shares sold                                            4,211          11,476
   Shares redeemed                                       (3,223)         (6,762)
                                                       ------------------------
      Increase in shares outstanding                        988           4,714
                                                       ========================



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements


USAA SCIENCE & TECHNOLOGY FUND
JANUARY 31, 2002 (UNAUDITED)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

          USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 18 separate funds. The information presented in this semiannual report pertains only to the USAA Science & Technology Fund (the Fund). The Fund's investment objective is long-term capital appreciation.

          A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

              1. Portfolio   securities,   except  as  otherwise  noted,  traded
                 primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

              2. Over-the-counter  securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

              3. Securities  purchased  with  maturities  of 60 days or less are stated at amortized cost, which approximates market value.

24

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA SCIENCE & TECHNOLOGY FUND
JANUARY 31, 2002 (UNAUDITED)


              4. Securities  that  cannot  be valued  by the  methods  set forth above, and all other assets, are valued in good faith at fair value using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Company's Board of Directors.

          B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

          C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

          D. EXPENSES PAID INDIRECTLY - The Fund's custodian bank has agreed to reduce its fees when the Fund maintains a cash balance in the non-interest-bearing custody account. For the six-month period ended January 31, 2002, custodian fee offset arrangements reduced expenses by $1,000.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA SCIENCE & TECHNOLOGY FUND
JANUARY 31, 2002 (UNAUDITED)


          E. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT
--------------------------------------------------------------------------------

          The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million: $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

          Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the six-month period ended January 31, 2002.

26

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA SCIENCE & TECHNOLOGY FUND
JANUARY 31, 2002 (UNAUDITED)


(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

          Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 2001, the Fund had capital loss carryovers for federal income tax purposes of $90,403,000, which will expire between 2009 and 2010. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.


(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

          Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended January 31, 2002, were $125,625,000 and $119,620,000, respectively.

          The  cost  of   securities   for  federal   income  tax   purposes  is
          approximately the same as that reported in the financial statements.

          Gross unrealized appreciation and depreciation of investments as of January 31, 2002, were $48,772,000 and $85,864,000, respectively.


(5) LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

          The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA SCIENCE & TECHNOLOGY FUND
JANUARY 31, 2002 (UNAUDITED)


          the securities loaned. Cash collateral is invested in short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments may be less than the amount of cash collateral required to be returned to the borrower. As of January 31, 2002, the Fund loaned securities having a fair value of approximately $18,425,000 and held collateral of $19,281,000 for the loans.


(6) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

          A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

              Beginning with the month ending July 31, 2002, the investment management fee for the Fund will be composed of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Science & Technology Funds Index, which tracks the total return performance of the 30 largest funds within the Lipper Science & Technology Funds category. The base fee for the Fund will be computed as referenced above. The performance adjustment will be calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. For the month ending July 31, 2002, the performance period will consist of

28

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA SCIENCE & TECHNOLOGY FUND
JANUARY 31, 2002 (UNAUDITED)


              the previous 12-month period. A new month will be added to the performance period each month thereafter until the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

              The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee, as referenced in the following chart:

       OVER/UNDER PERFORMANCE         ANNUAL ADJUSTMENT RATE
       RELATIVE TO INDEX1             AS A % OF THE FUND'S AVERAGE NET ASSETS
       ----------------------------------------------------------------------
       +/- 1.00% to 4.00%             +/- 0.04%
       +/- 4.01% to 7.00%             +/- 0.05%
       +/- 7.01% and greater          +/- 0.06%

       1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

          B. ADMINISTRATIVE AND SERVICING FEES - The Manager provides certain administrative and shareholder servicing functions for the Fund. For such services, the Manager receives a fee computed at an annualized rate of 0.15% of the Fund's monthly average net assets.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA SCIENCE & TECHNOLOGY FUND
JANUARY 31, 2002 (UNAUDITED)


          C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses.

          D. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.


(7) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

          Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

30

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA SCIENCE & TECHNOLOGY FUND
January 31, 2002 (unaudited)


(8) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                               SIX-MONTH
                             PERIOD ENDED
                              JANUARY 31,             YEAR ENDED JULY 31,
                             ----------------------------------------------------------------
                                 2002          2001          2000          1999          1998**
                             ----------------------------------------------------------------
Net asset value at
   beginning of period       $  10.73      $  21.06      $  15.18      $  11.17      $  10.00
Net investment loss              (.07)b        (.16)b        (.13)b        (.06)b        (.07)b
Net realized and
   unrealized gain (loss)       (1.03)       (10.17)         6.26          4.07          1.24
Distributions of realized
   capital gains                    -             -          (.17)            -             -
Distributions of return
   of capital                       -             -          (.08)            -             -
                             ----------------------------------------------------------------
Net asset value at
   end of period             $   9.63      $  10.73      $  21.06      $  15.18      $  11.17
                             ================================================================
Total return (%) *             (10.25)       (49.03)        40.73         35.90         11.70
Net assets at
   end of period (000)       $340,375      $368,832      $624,528      $257,992      $111,318
Ratio of expenses to
   average net assets (%)        1.71a,c       1.31c         1.22          1.33          1.42
Ratio of net investment
   loss to average
   net assets (%)               (1.49)a       (1.05)         (.65)         (.47)         (.69)
Portfolio turnover (%)          36.75         57.45         69.21         44.39         76.31


 *  Assumes reinvestment of all capital gain and other distributions during the period.
**  Fund commenced operations on August 1, 1997.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Calculated using average shares.
(c) Reflects total expenses prior to any custodian fee offset arrangement. If the custodian fee credit were excluded from the calculation, the expense ratio for each period would have been reduced as follows:
                                    -          0.01%          N/A           N/A           N/A


NOTES
--------------------------------------------------------------------------------

                    DIRECTORS   Robert G. Davis, CHAIRMAN OF THE BOARD
                                Christopher W. Claus, VICE CHAIRMAN OF THE BOARD
                                Barbara B. Dreeben
                                Robert L. Mason, Ph.D.
                                David G. Peebles
                                Michael F. Reimherr
                                Laura T. Starks, Ph.D.
                                Richard A. Zucker

          INVESTMENT ADVISER,   USAA Investment Management Company
                 UNDERWRITER,   9800 Fredericksburg Road
              AND DISTRIBUTOR   San Antonio, Texas 78288

               TRANSFER AGENT   USAA Shareholder Account Services
                                9800 Fredericksburg Road
                                San Antonio, Texas 78288

                    CUSTODIAN   State Street Bank and Trust Company
                                P.O. Box 1713
                                Boston, Massachusetts 02105

         INDEPENDENT AUDITORS   KPMG LLP
                                112 East Pecan, Suite 2400
                                San Antonio, Texas 78205

                    TELEPHONE   Call toll free - Central Time
             ASSISTANCE HOURS   Monday - Friday, 6 a.m. to 10 p.m.
                                Saturday, 8:30 a.m. to 5 p.m.
                                Sunday, 11:30 a.m. to 8 p.m.

               FOR ADDITIONAL   1-800-531-8181, in San Antonio 456-7200
            INFORMATION ABOUT   For account servicing, exchanges,
                 MUTUAL FUNDS   or redemptions
                                1-800-531-8448, in San Antonio 456-7202

              RECORDED MUTUAL   24-hour service (from any phone)
            FUND PRICE QUOTES   1-800-531-8066, in San Antonio 498-8066

                  MUTUAL FUND   (from touch-tone phones only)
            USAA TOUCHLINE(R)   For account balance, last transaction, fund
                                prices, or to exchange or redeem fund shares
                                1-800-531-8777, in San Antonio 498-8777

              INTERNET ACCESS   USAA.COM

                                                                       Recycled
                                                                         Paper

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